BUCKHEAD AMERICA CORPORATION
                         2000 EMPLOYEE STOCK OPTION PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the Buckhead America Corporation 2000 Employee Stock Option Plan (the "Plan") is to enable Buckhead America Corporation (the "Company") to attract, retain and reward directors, employees, and key advisors to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering them performance-based stock incentives in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          a. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or more than 50% of the ownership interests in such entity.

          b. "Board" means the Board of Directors of the Company.

          c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          d.  "Company"  means  Buckhead  America  Corporation,   a  corporation
     organized under the laws of the State of Delaware, or any successor corporation.

          e. "Disability" means disability as determined under procedures established by the Board for purposes of this Plan and shall in all events be consistent with the definition of disability provided in Section 422 of the Code (or any successor provision). (Section 422 of the Code sets forth the requirements for a stock option to qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended, see "Incentive Stock Option" below.)

          f. "Early Retirement" means retirement, with the express written consent for purposes of this Plan of the Company, at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

          g. "Fair Market Value" means, as of any given date, unless otherwise determined by the Board in good faith:

               (i) if the Stock is listed on an established stock exchange or exchanges, or traded on the NASDAQ National Market System ("NASDAQ/NMS") the highest closing price of the Stock as listed


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          thereon on the applicable day, or if no sale of Stock has been made on any exchange or on NASDAQ/NMS on that date, on the next preceding day on which there was a sale of Stock;

               (ii) if the Stock is not listed on an established stock exchange or NASDAQ/NMS but is instead traded over-the-counter, the mean of the dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.;

               (iii) if the Stock is not listed on any exchange or traded over-the-counter, the value determined in good faith by the Board.

          h. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code (or any successor provision).

          i. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          j. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

          k. "Outstanding Stock" shall include all shares of Common Stock, $.01 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Board for certain events).

          l. "Plan" means this Buckhead America Corporation 2000 Employee Stock Option Plan, as hereinafter amended from time to time.

          m. "Retirement" means Normal or Early Retirement.

          n. "Stock" means the Common Stock, $.01 par value per share, of the Company.

          o. "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

          p. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the term "Cause" shall have the meaning set forth in Section 5(i) below.




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SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by the Board. The Board shall have full authority to grant Stock Options, pursuant to the terms of the Plan, to directors, officers and other employees and persons eligible under Section 4.

     In particular, the Board shall have the authority:

               (i) subject to Section 4 hereof, to select the directors, officers and other employees of the Company or its Subsidiaries and Affiliates, or other eligible persons, to whom Stock Options may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more eligible employees;

               (iii) to determine the number of shares to be covered by each such award granted hereunder;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option and/or the shares of Stock relating thereto, based in each case on such factors as the Board shall determine, in its sole discretion);

               (v) to determine whether and under what circumstances a Stock Option may be settled in cash;

               (vi) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

     The Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Board pursuant to the provisions of the Plan shall be made in the Board's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.




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

SECTION 3.  STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 90,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to Section 6(b) below, if any shares of Stock that have been optioned hereunder cease to be subject to a Stock Option or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividends, stock split or other changes in corporate structure affecting the Stock, and subject to Sections 5(k) and 5(m), such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.


SECTION 4.  ELIGIBILITY.

     Directors, officers and other employees of the Company or its Subsidiaries and Affiliates (but as to incentive stock options, excluding any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. In addition, the Board may grant awards, other than Incentive Stock Options, to its consultants or advisors who are natural persons that have provided bona fide services to the Company in connection with matters other than the offer and sale of securities in a capital-raising transaction.


SECTION 5.  STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options.

     Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Board shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

     Options  granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Board shall deem desirable:



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

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board at the time of grant but shall be (i) not less than 100% (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and
     (ii) not less than 90% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Board, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option held by an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Board at or after grant. If the Board provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price either by cash, check or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee based, in each case, on the Fair Market Value of the Stock on the date the option is exercised.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 9(a).

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.



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

          (f) Termination by Death. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Board may determine at or after grant (or as may be determined in accordance with procedures established by the Board), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Board may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board may determine at or after grant (or as may be determined in accordance with procedures established by the Board), for a period of three years (or such other period as the Board may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Board shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable pursuant to Section 5(f). In the event of termination of employment by Disability, if a Stock Option heretofore designated as an Incentive Stock Option is exercised more than one (1) year after such termination of employment, such Stock Option shall be treated as a Non-Qualified Stock Option.

          (h) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Board may determine at or after grant (or as may be determined in accordance with procedures established by the Board), for a period of three years (or such other period as the Board may specify at grant) from the date of such termination or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board may specify at grant), any unexercised Option held by such optionee shall thereafter be exercisable pursuant to Section 5(f). In the event of termination of employment by Retirement, if a Stock Option theretofore designated as an Incentive Stock Option is exercised more than three (3) months after such termination of employment, such Stock Option shall be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Unless otherwise determined by the Board (or pursuant to procedures established by the Board) at or after grant, if an Employee's employment by the Company and any Subsidiary or Affiliate terminates:

               (i) due to voluntary resignation of employment by the Optionee, the Stock Option shall thereupon terminate;



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

               (ii) due to death, Disability, Normal or Early Retirement, then the provisions of Sections 5(f), 5(g), 5( h), as appropriate, shall apply;

               (iii) due to involuntary termination of the Optionee's employment by the Company, any Subsidiary or Affiliate without "Cause", the Stock Option shall thereupon terminate, except that the Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term;

               (iv)  for  any  other  reason,   including   termination  of  the
          Optionee's employment for Cause, the Stock Option shall thereupon terminate.

For purposes of this Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or other unauthorized activity any of which, in the good faith opinion of the Board, is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

          (j) Buyout Provisions. The Board may at any time offer to buy out for a payment in cash or Stock an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the optionee at the time that such offer is made.

          (k) Certain Recapitalizations. In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised options are outstanding under the Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding option shall be entitled, upon exercise of such option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, any limitations on exercisability of options may be waived so that all options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board, the right to exercise may be given to each holder of an option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding options not exercised within such 30-day period may be cancelled by the Board as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (l)  Subdivision or  Consolidation.  Except as set forth in this Plan,
     optionees   shall  have  no  rights  by  reason  of  any   subdivision   or


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

     consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option. The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

          (m) Fractional Shares. If any adjustment referred to herein shall result in a fractional share for any optionee under any option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.


SECTION 6. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

          (a) materially increase the benefits accruing to participants under the Plan;

          (b) materially increase the number of securities which may be issued under the Plan; or

          (c)  materially   modify  the   requirements  as  to  eligibility  for
     participation in the Plan.

     The Board may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, subject to Section 6 above, no such amendment shall impair the rights of any holder without the holder's consent. The Board may also substitute new Stock Options for previously granted Stock
Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.




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SECTION 7.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Board otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 8.  WITHHOLDING.

     The Company's obligation to deliver shares upon the exercise of any Option granted under the Plan or to make any payments required by any option agreement shall be subject to the Optionee's satisfaction of any applicable federal, state, and local income and employment tax and withholding requirements in a manner and form satisfactory to the Company.


SECTION 9.  GENERAL PROVISIONS.

          (a) The Board may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.



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

          (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to the exercise of any Option, the participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

          (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.


SECTION 10.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of May 25, 2000, upon the approval of the Plan by a majority of the votes cast by the holders of the Company's capital stock entitled to vote thereon at the Company's Annual Meeting of Stockholders to be held on such date.


SECTION 11.  TERM OF PLAN.

     No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.